Exhibit 99.1

Corporate Overview July 2024

2 Forward - looking statements This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbour provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market opportunity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through development activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the timing, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; our ability to successfully integrate operations with Clade Therapeutics, geopolitical issues and inflation on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as third - party suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

3 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo - Evasion TM technology in oncology and autoimmune and inflammatory diseases Well - capitalized into 2026 to enable delivery on key milestones and clinical data

Overview of Foundational Platform Technologies

Century's singular focus:
To deliver best-in-class iPSC-derived cell therapies

Century platform enables the incorporation of critical features we believe can only be realized via iPSC-derived cell therapies

Infinite replicative capacity at the iPSC stage enables potentially ***unlimited genomic editing*** via CRISPR HDR

Single cell cloning of engineered iPSC allows selection of a ***fully characterized clone*** for a master cell bank, ensuring safety and functional reproducibility of the final drug product

Platform capable of fully ***leveraging multiple advances in synthetic biology into a single product***

Cell expansion during multiple stages of differentiation yields large cell harvests, ***decreasing risk of cell exhaustion, reducing COGs and providing robust drug inventory*** *that is potentially* ***infinitely replenishable***

Production from a master cell bank – derived from a single donor – enables ***larger batch sizes*** and ***lower cost of goods than donor-derived or autologous***

Differentiation conditions developed for ***generating multiple immune effector cells***, including NK cells, CD4+ T cells (Th and Treg), CD8+ T cells, monocytes / macrophages

CENTURY THERAPEUTICS 5

6 Century’s next - generation allogeneic iPSC technology platform: Versatility and unprecedented control Rapid Integration of major advances in product functionality and manufacturability iPSC iT cell iNK cell SINGLE CELL CLONING POST GENE EDITING AND CHARACTERIZATION DIFFERENTIATION Consistency Yield Fitness: No exhaustion Allo - Evasion TM Homeostasis/ persistence Modulation of TME Safety switch Integration of advances in synthetic biology Product design Manufacturing Engineered iPSC MCB

7 Precision CRISPR MAD7 mediated sequential gene editing of iPSC cells generates uniform product candidates Multiple gene edits (KO/KI) iPSC bank Engineered iPSC Master Cell Bank (MCB) Sequential selection steps iSPC Precision Engineering CRISPR - mediated HDR (MAD 7) Advantages of Century’s Platform Precise CRISPR mediated homology directed repair reduces off - target integration Stepwise and efficient gene editing avoids risky multiplex modification and structural variants Quality control through generation of homogenous MCB establishes genomic product integrity Manufacturing begins at the MCB, confirmed to be free from genetic aberrations

8 Allo - Evasion TM edits + repeat dosing = potential greater durability Potential to drive durable responses with engineering to resist immune rejection Next - wave of allogeneic cell therapies must solve for challenge of rejection With Allo - Evasion TM engineering Without Allo - Evasion TM engineering

Advancing our leadership in Allo-Evasion™ technology

Continuous improvement in holistic immune protection designed to overcome major pathways of host vs. graft rejection

Allo-Evasion™ 1.0

Core edits disarm host cells from eliminating therapy



CD8+ T Cell
1 β2M KO (HLA-I)
3 HLA-E KI
NK cell
CD4+ T Cell
2 CIITA KO (HLA-II)

Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells

Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells

Knock-in of HLA-E prevents killing by NK cells

Allo-Evasion™ 3.0



CD8+ T Cell
1 β2M KO (HLA-I)
3 HLA-E KI
NK cell
4 HLA-G KI
CD4+ T Cell
2 CIITA KO (HLA-II)

Allo-Evasion™ 1.0 edits plus the incorporation of:

Knock-in of HLA-G improves protection against killing by NK cells

Allo-Evasion™ 5.0



CD8+ T Cell
Fc
IDP
NK cell
1 β2M KO (HLA-I)
CD4+ T Cell
2 CIITA KO (HLA-II)
Pan NK Inhibitory ligand

Deletion of β2M, a protein required to express HLA-1 on the cell surface prevents recognition by CD8 T cells

Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells

Pan-NK inhibitory ligand to provide broader protection against killing by NK cells

IgG degrading protease designed to protect against humoral immunity

ALLO EVASION™ ALLO EVASION™ ALLO EVASION™

CENTURY THERAPEUTICS

9

10 Foundational investments in iPSC manufacturing Established in - house manufacturing Developing fit - for - purpose products • Century 53,000 ft 2 GMP facility • Designed to produce multiple immune cell types • Accelerates learnings and enables faster product iteration • Two sites (FCDI GMP manufacturing, Century in - house manufacturing) provide optionality and maximizes flexibility • Increased process and product consistency • Scalable platforms and optimized processes to maximize yield, reduce COGs, and meet demand • Increased cell fitness, as cells do not undergo excessive expansion cycles which often result in cell exhaustion • Homogeneity of the manufacturing process produces a product candidate that can be readily characterized

Pipeline

Newly expanded and diversified pipeline

Product candidates spanning cell types and targets in cancer and autoimmune and inflammatory diseases

Product	iPSC Platform	Targets	Indications	Research	IND-Enabling	Clinical			Collaborator / Origin
						P1	P2	P3	
Autoimmune and Inflammatory Diseases									
CNTY-101	iNK	CD19	Systemic Lupus Erythematosus	CALiPSO-1		IND cleared			
			Autoimmune Diseases						
CNTY-108	iNK/γδ iT	CD19	Autoimmune Diseases						
CLDE-308	αβ iT	CD19	Autoimmune Diseases						CLADE THERAPEUTICS
CLDE-361	αβ iT	BCMA	Myasthenia Gravis						CLADE THERAPEUTICS
Hematologic and Solid Tumors									
CNTY-101	iNK	CD19	B-Cell Malignancies		ELiPSE-1				
CNTY-102	iNK/γδ iT	CD19 + CD22	B-Cell Malignancies						
CLDE-308	αβ iT	CD19	B-Cell Malignancies						CLADE THERAPEUTICS
CNTY-104	iNK/iT	Multi-specific	AML						Bristol Myers Squibb
CNTY-106	iNK/iT	Multi-specific	MM						Bristol Myers Squibb
CNTY-107	γδ iT	Nectin-4	Solid Tumors						
Research	iT	Not disclosed	Solid Tumors						CLADE THERAPEUTICS
Research	iNK/iT	TBD	Hematologic and Solid Tumors						

Autoimmune and Inflammatory Diseases · Hematologic Tumors · Solid Tumors

12

CNTY - 101 Clinical Programs

14 CNTY - 101: Differentiated next - gen CD19 targeted product Only cell therapy with six precision gene edits currently in the clinic Delivering on our vision to change the cell therapy treatment paradigm • Goal to improve durability, tolerability and ease of outpatient administration • Potential to eliminate need for lymphodepletion with subsequent cycles of therapy • First CD19 - targeted agent to test durability benefit of repeat dosing enabled by Allo - Evasion TM edits CNTY - 101 Allo - Evasion TM edits HLA - I Knockout IL - 15 HLA - II Knockout CD19 CAR HLA - E Safety Switch

CNTY-101 in relapsed/refractory B-cell lymphomas

Aim: To deliver durable responses via repeat dosing facilitated by Allo-Evasion™ and extending the period of pharmacologic pressure on tumor cells

Unmet need:	Potential solution from Century's platform:
• Autologous CD19 CAR-T is curative in ~40%[1] of patients • Autologous CD19 CAR-T access is limited and/or can fail in manufacturing as quality is dependent on patient-derived starting material • Limited options and poor prognosis for patients who fail autologous CAR-T	• Off-the-shelf product offers immediate access and consistency • Multiple doses to increase pharmacological pressure to increase durability • Host rejection addressed by Allo-Evasion™ edits

R/R: Relapsed or Refractory, NHL: Non-Hodgkin Lymphoma, CAR-T: Chimeric Antigen Receptor T cell therapy
[1] Cappell, Nature Reviews Clinical Oncology (2023)

CENTURY THERAPEUTICS 15

16 CNTY - 101: ELiPSE - 1 (NCT05336409) Phase 1 BOIN design Patients with CD19+ aggressive and high - risk indolent R/R B - NHL • Part 1 – Dose escalation – Schedule A: single dose – Schedule B: 1 dose per week x 3 weeks • Part 2 – Dose expansion BOIN: Bayesian Optimal Interval, DLT: Dose Limiting Toxicity; IL - 2: Interleukin - 2 (dose: 3e6 IU; subcutaneous) • DLBCL, HGBL, MCL, PMBCL, FL3B, FL, MZL • > 2 prior lines of therapy • Prior CD19 - targeted cell therapy allowed 1 Standard lymphodepletion regimen: fludarabine (30 mg/m/d) and cyclophosphamide IV (300 mg/m/d) for 3 days 2 Subjects who are assessed as stable disease or better may receive additional cycles of CNTY - 101 3 Subjects at DL4A did not receive IL - 2 on the day of CNTY - 101 infusion but did receive daily for 7 days

17 1 As of 27 March 2024 data cutoff, data collection ongoing 2 One subject received allogeneic CAR - T HRFL: High - risk follicular lymphoma; DLBCL: Diffuse large B cell lymphoma ; MZL: Marginal zone lymphoma; MCL: Mantle cell lymphoma Baseline characteristics N=12 safety evaluable 1 Median age (range, years) 70 (60 - 76) Male, n (%) 9 (75) NHL subtype, n (%) • DLBCL 7 (58) • HRFL 1 (8) • MCL 2 (17) • MZL 2 (17) Prior therapies, median (range) 4 (2 - 5) Response to last line of treatment, n (%) • Relapsed 3 (25) • Refractory 9 (75) Received prior autologous* CAR - T, n (%) 3 (25) • If no, why – Manufacturing fail 1 – Not eligible 3 – Not willing to wait 4 2 – Financial or reimbursement constraints 1 * 4 subjects received prior CAR T (3 autologous and 1 allogeneic) ELiPSE - 1 enrolled heavily pre - treated R/R B - NHL patients across 7 sites

CNTY-101 preliminary clinical data

Favorable safety profile and encouraging efficacy across initial dose levels studied

SCHEDULE A (single infusion)

Dose	Subject	Subtype	Prior Lines of Therapy	Prior CAR-T
1 billion cells	8	DLBCL	2	N
	9	MCL	4	N
300 million cells	5	MZL	4	N
	6	DLBCL	4	Y
	7	DLBCL	5	Y
100 million cells	1	HRFL	4	N
	2	DLBCL	4	Y[2]
	3	DLBCL	2	N
	4	DLBCL	3	N


0
2
4
6
8
10
Time from first CNTY-101 infusion (months)

SCHEDULE B (3 weekly infusions)

Dose	Subject	Subtype	Prior Lines of Therapy	Prior CAR-T
300 million cells	10	MZL	4	N


0
2
Time from first CNTY-101 infusion (months)

CR PR SD PD NE Dose (with LDC) Dose (no LDC)

HRFL: High-risk follicular lymphoma
DLBCL: Diffuse large B cell lymphoma
MZL: Marginal zone lymphoma
MCL: Mantle cell lymphoma

Efficacy (n=10)

- 30% CRR and 40% ORR across all dose levels and histologies
- 40% CRR and 60% ORR at highest studied dose levels in Schedule A

Safety & Tolerability (n=12)

- No treatment discontinuations due to AES; no GvHD
- CRS: Grade 1 (N=2), Grade 2 (N=2)
  - Hypotension (n=1) and hypoxia (n=1) lasted <24hrs
- ICANS: Grade 1 (N=1), resolved in <24hrs

[1]As of 27 March 2024 data cutoff date, data collection ongoing, efficacy based on Lugano criteria
[2]Subject received prior allogeneic CAR-T
CRR: Complete Response Rate, LDC: Lymphodepleting Chemotherapy, ORR: Overall Response Rate

CENTURY THERAPEUTICS

18

19 cfDNA: Cell - free DNA, LD: Lymphodepletion Ramachandran, et al. 2023 ASH Annual Conference CNTY - 101 emerging pharmacokinetic profile 1 Cell - free DNA has short half - life in circulation, ranging from minutes to hours ( Khier and Lohan, Future Science 2018) • CNTY - 101 has limited duration in circulation • CNTY - 101 persistence is detected via a novel cell - free ( cf ) DNA assay on Day 3 and beyond • CNTY - 101 cfDNA AUC trending to increase with dose • 3 / 4 pts who received an additional CNTY - 101 cycle without LD had CNTY - 101 cfDNA detected at Day 3+ PBMC genomic DNA Plasma cell - free DNA 1 Data is shown as mean ± SD for the initial cycle across subjects at each dose level in Schedule A as of May 1 st , 2024 data cutoff date.

ASH 2023 case study: Dose level 1 patient with 6-month durable complete response

Multiple Doses of CNTY-101, an iPSC-Derived Allogeneic CD19 Targeting CAR-NK Product, are Safe and Result in Tumor Microenvironment Changes Associated with Response: A Case Study

Indu Ramachandran[1], Sarah Rothman[1], Mariano Clausi[1], Kile McFadden[1], Brenda Salantes[1], Gloria Jih[1], Thomas Brigman[1], Sam Kelly[1], Matthew S. Hall[1], Stephanie Yee[1], Iphigenia Koumenis[1], Poulomee Das[1], Jordan Briggs[2], Tori Braun[2], Ying Yuan[3], Elizabeth Devlin[1], Adrienne Farid[1], Nikolaus Trede[1], Tamara K. Moyo[5], Tahir Latif[4], Krish Patel[2]

[1]Century Therapeutics, Philadelphia, PA [2]Swedish Cancer Institute, Seattle, WA [3]MD Anderson Cancer Center, Houston, TX [4]Atrium Health Levine Cancer Institute, Charlotte, NC [5]University of Cincinnati Medical Center, Cincinnati, OH

Sex/Age: Female/63

Tumor Subtype: Follicular Lymphoma

Dose/Schedule: 100e6 cells x 1 per cycle (Dose Level 1; Schedule A)

Prior Therapy:

- 4 prior lines of therapy including anti-CD20, bispecific, and investigational therapy
- High-risk R/R - Relapsed within 12 months of starting R-CHOP

Initial Dose	Additional Cycle 1	Additional Cycle 2	Additional Cycle 3	Additional Cycle 4	Additional Cycle 5	Additional Cycle 6
lympho-depletion	lympho-depletion					
No IL-2	*IL-2*	*IL-2*	*IL-2*	*IL-2*	*IL-2*	*IL-2*

No lymphodepletion (Additional Cycles 2–6)

IL-2: Subcutaneous 3e6 IU for 8 days, except for initial cycle

**Data cutoff date of November 13, 2023; represents data verified post data cut*
^Patient subsequently progressed
Ramachandran, et al. 2023 ASH Annual Conference

CENTURY THERAPEUTICS 20

21 ^Patient subsequently progressed Ramachandran, et al. 2023 ASH Annual Conference ASH 2023 case study: Early evidence of anti - lymphoma activity with durable 6 - month complete response ^ Baseline Post - initial dose (Day 28)

Allo-Evasion™ enables repeat dosing without the need for continued lymphodepletion

Initial clinical evidence indicates no sign of allo-rejection for CNTY-101 (ASH case study)

Allo-Evasion™ edits + repeat dosing without the need for LD



Dose 1
Dose 2
Minimum threshold to maintain pharmacological pressure
ALLO EVASION

Without Allo-Evasion™ engineering

With Allo-Evasion™ engineering

Allo-Evasion™ provides potential to more tightly control drug exposure to enable sustained pressure on the target

ELiPSE-1 Clinical Data

CNTY-101 cells persist in tissues for at least 3 days as measured by cfDNA; observed with and without LD

	Initial Cycle	AC1	AC2 (No LD)	AC3 (No LD)	AC4 (No LD)	AC5 (No LD)	AC6 (No LD)
DAY 3	not collected	30 [+]	16 [+]	24 [+]	21 [+]	30 [+]	19 [+]
DAY 10	not collected	3 [+]	6 [+]	3 [+]	0 [–]	not collected	not collected
DAY 15	not collected	2 [–]	not collected	2 [–]	1 [–]	not collected	2 [–]
DAY 28	6 [+]	2 [–]	6 [+]	2 [–]	2 [–]	1 [–]	3 [+]

p value: < 1e−10, 1e−8, 1e−6, 1e−4, 1e−2, 1; positive [+] / negative [–]

Anti-drug antibodies and functional humoral immune response against CNTY-101 are not detected (seven cycles evaluated)



ADCC
CDC
IgM
IgG
CNTY-101
CD16
NK-92
CNTY-101
measure cell death
CNTY-101
measure cell death

Clinical patient case from Ph1 ELiPSE-1 trial.
Detectable signal [+] was determined to be significantly above negative controls using two sample Poisson test, $p < 0.05$; transgene copies detected in 1 mL of plasma is indicated

ADCC: Antibody-dependent cellular cytotoxicity
CDC: Complement dependent cytotoxicity

CENTURY THERAPEUTICS 22

23 ELiPSE - 1 initial data: Key takeaways Heavily pretreated and refractory patient population treated in first - in - human dose escalation trial Favorable safety profile; can be delivered in an outpatient setting Encouraging early efficacy signals at initial 3 dose levels in Schedule A Novel cfDNA assay enables monitoring of CNTY - 101 persistence in extravascular space; AUC increase trending with dose Initial data for CNTY - 101 supports the potential for Allo - Evasion ۲ to enable a multi - dosing regimen without the need for continued lymphodepletion CR: Complete Response CNTY - 101’s manageable initial safety profile, initial response data, and PK/PD supports advancing to higher doses to potentially deepen and prolong clinical response

Key differentiators of CNTY-101 in autoimmune disease treatment



CNTY-101
HLA-I Knockout
HLA-II Knockout
HLA-E
CD19 CAR
Safety Switch
IL-15
Allo-Evasion™ edits

CNTY-101: CD-19 targeted iNK cell therapy with 6 precision gene edits including Allo-Evasion™ technology

- Currently being studied in Ph1 ELiPSE-1 trial in R/R NHL
- Ph1 CALiPSO-1 trial in SLE initiating in early 3Q 2024

Key differentiators in AID: (1) Allogeneic (2) NK cells (3) Allo-Evasion™

Allogeneic	NK cells	Allo-Evasion™
• Available "off-the-shelf" • No patient apheresis required • No manufacturing wait time • Platform enables lower COGs than donor-derived or autologous	• Killing potency ≥ primary CAR-T • Trafficking to secondary lymphoid tissues and marrow favors pathogenic B-cell targeting • Limited *in vivo* expansion	• Avoiding host immune rejection • Ability to repeat dose without continued lymphodepletion • Ability to retreat, if needed

Tighter control over drug exposure:
B-cell depletion without prolonged B-cell aplasia

CENTURY THERAPEUTICS 24

CNTY-101: Potential to drive B-cell depletion with tighter control over drug exposure

More potent than primary CAR-T at B-cell killing in preclinical comparison

CNTY-101 more potent than primary CAR-T cells at B-cell killing at 24 hours in preclinical comparison

CNTY-101 & Autologous CAR-T on B Cells Isolated from Healthy Donors


Healthy Donor 1 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone
CNTY-101
CAR-T (Donor 1)
UTD (Donor 1)


Healthy Donor 2 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone
CNTY-101
CAR-T (Donor 2)
UTD (Donor 2)


Healthy Donor 3 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone
CNTY-101
CAR-T (Donor 3)
UTD (Donor 3)

CNTY-101 & CAR-Ts from Healthy Donors on B Cells Isolated from SLE Patients


SLE Donor 1 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone


SLE Donor 2 % Cytolysis (CTV- Dead Cells)
% Cytolysis (%Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone


SLE Donor 3% Cytolysis (CTV- Dead Cells)
% Cytolysis (% Dead on CTV- Target Cells)
E:T
16:1 8:1 4:1 2:1 1:1 1:2 1:4 1:8 1:16 Target Alone
CNTY-101
CAR-T (from Healthy Donor 1)
CAR-T (from Healthy Donor 2)
CAR-T (from Healthy Donor 3)
UTD (from Healthy Donor 1)
UTD (from Healthy Donor 2)
UTD (from Healthy Donor 3)

Isolated B cells or CD19+ target cells were co-cultured with CNTY-101 or primary CAR-T at several E:Ts in 96-well U bottom plates in NKCM with assay harvested at 24h.
Assay plates were harvested and stained for Fixable Live/Dead. Cells were fixed and run on cytometer to determine Target+Dead Cell populations.

CENTURY THERAPEUTICS 25

Opportunity in systemic lupus erythematosus to improve long-term disease control

Estimated global prevalence of 3.4 million patients[1]

- Abnormal B cell function and autoantibody production are central to disease pathogenesis
- Major causes of morbidity and mortality involve multiple systems
  - Renal, CNS and cardiovascular involvement are major causes of morbidity and mortality

Despite approved treatments, significant unmet need remains

- Chronic treatment with broad-acting anti-inflammatory and immunosuppressives
- Current treatments fail to significantly impact morbidity in the moderate to severe population
- Treatment toxicity and disease flares remain common

Autologous anti-CD19 CAR T cell therapies have established a promising efficacy proof of concept in SLE[2]

- Challenges remain due to potential exposure to CRS and ICANS, product availability, and long-term risks including B-cell aplasia

1. Tian J, et al. Ann Rheum Dis 2023;82:351–356 http://dx.doi.org/10.1136/ard-2022-223035
2. Mackensen A, et al.. Nature Medicine 2022 28:10 (2124-2132) https://doi.org/10.1038/s41591-022-02017-5
CNS: Central Nervous System, SLE: Systemic Lupus Erythematosus

CENTURY THERAPEUTICS 26

27 CNTY - 101: CALiPSO - 1 systemic lupus erythematosus Phase 1 study Inclusion: • Patients with moderate to severe SLE after 2+ standard immunosuppressive therapies Endpoints: • Key endpoints: Safety, SLE manifestations per SLEDAI, LLDAS, DORIS • Translational Endpoints: B - cell depletion, auto - antibody decline Trial planned to initiate in early 3Q 2024; initial data expected by year - end 2024 Initial Dose Additional Cycle No lymphodepletion Schedule • Dose level 1: 300e6 • Dose level 2: 1000e6 LYMPHO - DEPLETION 28 - DAY DLT PERIOD RESPONSE ASSESSMENT Patient Enrollment Up to N=26 101 DAY 1 DAY 8 101 101 DAY 15 101 DAY 1 DAY 8 101 101 DAY 15 RESPONSE ASSESSMENTs Months 2 - 12

Discovery Programs

CNTY-102: Leveraging the next generation γδ iT and iNK cell platform designed to deliver best-in-class potential


CNTY-102
HLA-I KO
HLA-II KO
Allo-
Evasion™
HLA-E
HLA-G
CD19/CD22
loop CAR
γδTCR/CD3
IL-15/IL15RA

Illustrative construct

Designed to address factors that limit durability of cell therapy in B-cell malignancies

- iNK and γδiT cells have distinct properties that provide optionality in the face of different biological challenges
- Dual targeting designed to counter antigen escape relapse - a major limiting factor for durability of CD19 CAR T therapies
- Armed with Allo-Evasion™ edits to enable repeat dosing to potentially deliver durable responses

CENTURY THERAPEUTICS 29

30 CNTY - 107: First in class Nectin - 4 targeted γδ iT cell therapy Leveraging the power of the γδ iT cell platform for solid tumors Nectin - 4 has been validated by ADC approaches • Opportunity to address multiple Nectin - 4 positive solid tumors — Potential indications include bladder, breast, pancreatic, non - small cell lung cancer, esophageal/gastric, head and neck, and/or ovarian cancers 1 γδ iT allogeneic therapies provide potential to improve upon ADC toxicity profile and efficacy • Intrinsic homing of γδ iT cells to tissues and solid malignancies • Multi - tumor killing modalities to tackle heterogeneity 1. Cancer Res . 2016 May 15;76(10):3003 - 13 Tumor cell killing Allo - Evasion TM Cell Fitness Illustrative construct Nectin - 4 CAR CD16 PET reporter gene TCR Cytokine support CNTY - 107

Corporate Position & Upcoming Milestones

Advancing next-generation iPSC-derived allogeneic NK and T cell therapy candidates for the treatment of cancer and autoimmunity

Differentiated pipeline based on Allo-Evasion™ technology

- *Potential to overcome limitations of conventional allogeneic cell therapy*

Encouraging preliminary clinical data from Phase 1 trial of CNTY-101 in R/R B-cell lymphomas

- *Well-tolerated with early evidence of anti-lymphoma activity, and supports the ability to re-dose without lymphodepletion*

Expanding into additional autoimmune indications

- *CNTY-101 has differentiated profile in AID (allogeneic, iNK with Allo-Evasion™)*
- *Clade Therapeutics acquisition further expands and enhances autoimmune opportunities and platform technology*

In-house manufacturing capabilities

- *Ability to accelerate learnings and enable faster product iteration*

MULTIPLE NEAR-TERM CATALYSTS

Phase 1 ELiPSE-1 trial of CNTY-101 in B-cell malignancies

- Additional data announced; completion of dose escalation and progression into dose expansion in 2024

Phase 1 CALiPSO-1 trial of CNTY-101 in SLE

- IND clearance obtained & initiation expected in early 3Q 2024
- Initial clinical data expected by YE 2024

Pursuing additional autoimmune health authority filing submissions for CNTY-101 in 2H 2024

CASH RESOURCES

Cash runway into 2026

Ended 1Q24 with cash, cash equivalents, and investments of $249.9M

CENTURY THERAPEUTICS

32

33 Century Therapeutics: Building an industry - leading, next - generation allogeneic iPSC - derived cell therapy platform LIMITLESS POTENTIAL… PRECISION DESIGN… ENDURING IMPACT… Foundational investments in iPSC technology, genetic editing, protein engineering, and manufacturing Progressing differentiated clinical programs based on Allo - Evasion TM technology in oncology and autoimmune and inflammatory diseases Well - capitalized into 2026 to enable delivery on key milestones and clinical data